                                                         Item 24.b. Exhibit (16)

                                  TOTAL RETURN

                               SBL FUND, SERIES A

Total Return from December 31, 1985, to December 31, 1995. Assuming initial investment of $1,000 at offering price at beginning of period 1,000 / 12.30 =
81.300 shares.

Ending value of initial investment at December 31, 1995, NAV price = 81.300 shares x 21.03 = 1,709.73.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
85.358 shares x 21.03 = 1,795.07.

Total ending redeemable value:                    1,709.73
                                                  1,795.07
                                                  --------
                                                  3,504.80

Total Return:              3,504.80 - 1,000 = 2,504.80

                             2,504.80
                             --------
                               1,000       =     250.48%

                                                         Item 24.b. Exhibit (16)

                SBL FUNDS' 1, 5 AND 10-YEAR AVERAGE ANNUAL RETURN

                             AS OF DECEMBER 31, 1995

Series A

       1 Year                      +36.76%
                                   ------

                      1000           (1+T) 1             =          1367.64
                                     (1+T) 1             =          1.3676
                                      1+T                =          1.3676
                                        T                =           .3676

       5 Year                      +18.26%
                                   ------

                      1000           (1+T) 5             =         2313.35
                                    ((1+T) 5)1/5         =        (2.31335)1/5
                                      1+T                =         1.1826
                                        T                =          .1826

       10 Year                     +13.36%
                                   ------

                      1000           (1+T) 10            =         3504.27
                                    ((1+T) 10)1/10       =        (3.50427)1/10
                                      1+T                =         1.1336
                                        T                =          .1336

                                                         Item 24.b. Exhibit (16)


Series B

       1 Year                      +30.07%
                                   ------

                      1000           (1+T) 1             =         1300.67
                                     (1+T) 1             =         1.30067
                                      1+T                =         1.30067
                                        T                =          .30067

       5 Year                      +15.15%
                                   ------

                      1000           (1+T) 5             =         2024.42
                                    ((1+T) 5)1/5         =        (2.02442)1/5
                                      1+T                =         1.1515
                                        T                =          .1515

       10 Year                     +13.85%
                                   ------

                      1000           (1+T) 10            =         3660.17
                                    ((1+T) 10)1/10       =        (3.66017)1/10
                                      1+T                =         1.385
                                        T                =          .1385

                                                         Item 24.b. Exhibit (16)


Series C

       1 Year                      +5.41%
                                   -----

                      1000           (1+T) 1             =           1054.08
                                     (1+T) 1             =           1.05408
                                      1+T                =           1.05408
                                        T                =            .0541

       5 Year                      +3.44%
                                   -----

                      1000           (1+T) 5             =         1184.43
                                    ((1+T) 5)1/5         =        (1.18443)1/5
                                      1+T                =         1.0344
                                        T                =          .0344

       10 Year                     +5.40%
                                   -----

                      1000           (1+T) 10            =         1693.49
                                    ((1+T) 10)1/10       =        (1.69349)1/10
                                      1+T                =         1.0540
                                        T                =          .0540

                                                         Item 24.b. Exhibit (16)


Series D

       1 Year                      +10.86%
                                   ------

                       1000          (1+T) 1             =         1108.63
                                     (1+T) 1             =         1.10863
                                        T                =          .1086

       5 Year                      +10.48%
                                   ------

                       1000          (1+T) 5             =         1646.02
                                     (1+T) 5             =         1.64602
                                    ((1+T) 5)1/5         =        (1.64602)1/5
                                      1+T                =         1.1048
                                        T                =          .1048

       10 Years                    +1.80%
                                   -----

                       1000          (1+T) 10            =         1195.48
                                     (1+T) 10            =         1.19548
                                    ((1+T) 10)1/10       =        (1.19548)1/10
                                      1+T                =         1.018
                                        T                =          .018

                                                         Item 24.b. Exhibit (16)


Series E

       1 Year                      +18.60%
                                   ------

                      1000           (1+T) 1             =         1186.03
                                     (1+T) 1             =         1.18603
                                      1+T                =         1.18603
                                        T                =          .1860

       5 Year                      +9.33%
                                   -----

                      1000           (1+T) 5             =         1562.21
                                     (1+T) 5             =         1.56221
                                    ((1+T) 5)1/5         =        (1.56221)1/5
                                      1+T                =         1.0933
                                        T                =          .0933

       10 Years                    +8.42%
                                   -----

                      1000           (1+T) 10            =         2244.59
                                     (1+T) 10            =         2.24459
                                    ((1+T) 10)1/10       =        (2.24459)1/10
                                      1+T                =         1.0842
                                        T                =          .0842

                                                         Item 24.b. Exhibit (16)


Series J

       1 Year                      +19.49%
                                   ------

                      1000           (1+T) 1             =        1194.94
                                     (1+T) 1             =        1.19494
                                      1+T                =        1.19494
                                        T                =         .1949

(Since Inception)
       3.25 Years                  +15.71%
                                   ------

                      1000           (1+T) 3.25          =        1606.96
                                     (1+T) 3.25          =        1.60696
                                    ((1+T) 3.25)1/3.25   =       (1.60696)1/3.25
                                      1+T                =        1.1571
                                        T                =         .1571

                                                         Item 24.b. Exhibit (16)


Series S

       1 Year                      +27.74%
                                   ------

                      1000           (1+T) 1             =        1277.42
                                     (1+T) 1             =        1.27742
                                      1+T                =        1.27742
                                        T                =         .2774

(Since Inception)
       4.67 Years                  +11.86%
                                   ------

                      1000           (1+T) 4.67          =        1687.87
                                     (1+T) 4.67          =        1.68787
                                    ((1+T) 4.67)1/4.67   =       (1.68787)1/4.67
                                      1+T                =        1.1186
                                        T                =         .1186

                                                         Item 24.b. Exhibit (16)


Series K

       1 Year                      +13.48%
                                   ------
     (Since Inception)

                      1000           (1+T) .58           =         1076.10
                                    ((1+T) .58)1/.58     =        (1.07610)1/.58
                                      1+T                =         1.1348
                                        T                =          .1348

Series M

       1 Year                      +12.55%
                                   ------
     (Since Inception)

                      1000           (1+T) .58           =         1071.00
                                    ((1+T) .58)1/.58     =        (1.07100)1/.58
                                      1+T                =         1.1255
                                        T                =          .1255

Series N

       1 Year                      +12.92%
                                   ------
     (Since Inception)

                      1000           (1+T) .58           =         1073.00
                                    ((1+T) .58)1/.58     =        (1.073)1/.58
                                      1+T                =         1.1292
                                        T                =          .1292

Series O

       1 Year                      +31.09%
                                   ------
     (Since Inception)

                      1000           (1+T) .58           =         1170.00
                                    ((1+T) .58)1/.58     =        (1.170)1/.58
                                      1+T                =         1.3109
                                        T                =          .3109